Exhibit 10.5(c)

THIRD AMENDMENT TO LEASE AGREEMENT

THIS THIRD AMENDMENT TO LEASE AGREEMENT (“Amendment”) is made and entered into this 11th day of April, 2013, by and between WALDEN CENTER LP, a Delaware limited partnership (“Landlord”), and WCI COMMUNITIES LLC, a Delaware limited liability company (“Tenant”).

WITNESSETH:

WHEREAS, Landlord and Tenant have previously entered into a Lease Agreement (“Lease”) dated November 9, 2010, as amended by the Amendment to Lease Agreement, dated July 11, 2012, and Second Amendment to Lease Agreement, dated April 11, 2013, pursuant to the terms of which Landlord has agreed to lease Tenant certain premises, located at 24301 Walden Center Drive, Bonita Springs, Florida;

WHEREAS, Tenant is currently occupying 2,353 rentable square feet on the first floor, 17,041 rentable square feet on the second floor, and 5,991 rentable square feet on the third floor, for a total of 25,385 rentable square feet;

WHEREAS, Tenant desires to extend the Term of the Lease by exercising the first of its two, one-year renewal options, as set forth in Section 36 of the Lease (“First Renewal Term”).  The First Renewal Term shall commence March 1, 2014 and expire February 28, 2015.  Tenant agrees to pay Landlord Rent on the Premises, at the rate of $15.00 per square foot, for the First Renewal Term.  Landlord and Tenant acknowledge the second one-year renewal option will commence March 1, 2015, if the conditions in Section 36 of the Lease are met.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, notwithstanding anything to the contrary contained in the Lease, it is hereby agreed that the Lease be amended as follows:

1.             Section 2 of the Lease is amended by adding this paragraph at the end of Section 2, on page 4 of the Lease:

The First Renewal Term shall commence March 1, 2014, upon the expiration of the Initial Term, February 28, 2014.  The First Renewal Term shall expire February 28, 2015.

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first above written

WITNESSES:

LANDLORD:
/s/ Linda Giarratano
Signature	WALDEN CENTER LP
a Delaware limited partnership

Linda Giarratano
Printed Name	By:	/s/ David Carr
	Its:	Chief Financial Officer, Chandelle
Ventures, Inc., its general partner

/s/ Melissa Madewell
Signature

Melissa Madewell
Printed Name

WITNESSES:
TENANT:

/s/ Deborah Atrozkin	WCI COMMUNITIES LLC
Signature	a Delaware limited liability company

Deborah Atrozkin
Printed Name	By:	/s/ John McGoldrick
	Its:	Vice President

/s/ Don Lozowski
Signature

Don Lozowski
Printed Name